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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 27, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                     001-32312               98-0442987
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  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)

      3399 Peachtree Road NE, Suite 1500, Atlanta, GA             30326
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          (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

          Novelis Inc., a Canadian corporation (the "Company"), announced on February 27, 2006 that, under the rules and regulations promulgated by the United States Securities and Exchange Commission, as of February 27, 2006 the Company has determined that a majority of its outstanding shares are now directly or indirectly held by U.S. residents and, accordingly, the Company has ceased to qualify as a foreign private issuer. The Company will henceforth assume the status of a domestic issuer for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS

99.1    Press Release of Novelis, Inc., issued on February 27, 2006

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NOVELIS INC.

Date: February 27, 2006                         By: /s/ David Kennedy
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                                                    David Kennedy
                                                    Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number          Description
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99.1            Press Release of Novelis, Inc., issued on February 27, 2006